PARTICIPATION AGREEMENT

BY AND AMONG

AIM VARIABLE INSURANCE FUNDS,

A I M DISTRIBUTORS, INC.,

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY,

ON BEHALF OF ITSELF AND

ITS SEPARATE ACCOUNTS, AND AS UNDERWRITER OF VARIABLE

CONTRACTS AND POLICIES

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TABLE OF CONTENTS

Description

Section l.	Available Funds	2
1.1	Availability	2
1.2	Addition, Deletion or Modification ofFunds	2
1.3	No Sales to the General Public	2
Section 2.	Processing Transactions	2
2.1	Timely Pricing and Orders	2
2.2	Timely Payments	3
2.3	Applicable Price	3
2.4	Dividends and Distributions	4
2.5	Book Entry	4
Section 3.	Costs and Expenses	5
3.1	General	5
3.2	Parties To Cooperate	5
Section 4.	Legal Compliance	5
4.1	Tax Laws	5
4.2	Insurance and Certain Other Laws	7
4.3	Securities Laws	8
4.4	Notice of Certain Proceedings and Other Circumstances	9
4.5	FG-WL&A To Provide Documents; Information About AVIP	9
4.6	AVIP To Provide Documents; Information About FG-WL&A	10
Section 5.	Mixed and Shared Funding	12
5.1	General	12
5.2	Disinterested Trustees	12
5.3	Monitoring for Material Irreconcilable Conflicts	12
5.4	Conflict Remedies	13
5.5	Notice to FG-WL&A	14
5.6	Information Requested by Board	14
5.7	Compliance with SEC Rules	14
5.8	Other Requirements	15
Section 6.	Termination	15
6.1	Events ofTermination	15
6.2	Notice Requirement for Termination	16
6.3	Funds To Remain Available	17
6.4	Survival ofWarranties and Indemnifications	17
6.5	Continuance of Agreement for Certain Purposes	17
Section 7.	Parties To Cooperate Respecting Termination	17
Section 8.	Assignment	18
Section 9.	Notices	18
Section 10.	Voting Procedures	18
Section 11.	Foreign Tax Credits	19

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Section 12.	Indemnification	19
12.1	OfAVIF and AIM by FG-WL&A and UNDERWRITER	19
12.2	OfFG-WL&A and UNDERWRITER by AVIF and AIM	21
12.3	Effect ofNotice	24
12.4	Successors	24
Section 13.	Applicable Law	24
Section 14.	Execution in Counterparts	24
Section 15.	Severability	24
Section 16.	Rights Cumulative	24
Section 17.	Headings	25
Section 18.	Confidentiality	25
Section 19.	Trademarks and Fund Names	25
Section 20.	Parties to Cooperate	26
Section 2l.	Amendments; Need For	26
Section 22.	Force Majeure	26

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ii

PARTICIPATION AGREEMENT

THIS AGREEMENT, made and entered into as of the 30th day of April, 2004

("Agreement"), by and among AIM VARIABLE INSURANCE FUNDS, a Delaware Trust

("AVIF"), A IM Distributors, Inc., a Delaware corporation ("AIM"), FIRST GREAT-WEST LIFE &

ANNUITY INSURANCE COMPANY, a New York life insurance company ("FG-WL&A"), on behalf of itself and each of its segregated asset accounts listed in Schedule A hereto, as the parties hereto may amend from time to time (each, an "Account," and collectively, the "Accounts"); and as the principal underwriter of the Contracts ("UNDERWRITER") (collectively, the "Parties").

WITNESSETH THAT:

WHEREAS, AVIF is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, AVIF currently consists of twenty-eight separate series ("Series"), shares

("Shares") each of which are registered under the Securities Act of 1933, as amended (the "1933

Act") and are currently sold to one or more separate accounts of life insurance companies to fund benefits under variable annuity contracts and variable life insurance contracts; and

WHEREAS, AVIF will make Shares of each Series listed on Schedule A hereto as the

Parties hereto may amend from time to time (each a "Fund"; reference herein to "AVIF" includes reference to each Fund, to the extent the context requires) available for purchase by the Accounts;

and

WHEREAS, FG-WL&A will be the issuer ofcertain variable annuity contracts and variable life insurance contracts ("Contracts") as set forth on Schedule A hereto, as the Parties hereto may amend from time to time, which Contracts (hereinafter collectively, the "Contracts"), if required by applicable law, will be registered under the 1933 Act; and

WHEREAS, FG-WL&A will fund the Contracts through the Accounts, each of which may be divided into two or more subaccounts ("Subaccounts"; reference herein to an "Account" includes reference to each Subaccount thereof to the extent the context requires); and

WHEREAS, FG-WL&A will serve as the depositor of the Accounts, each of which is registered as a unit investment trust investment company under the 1940 Act (or exempt therefrom),

and the security interests deemed to be issued by the Accounts under the Contracts will be registered as securities under the 1933 Act (or exempt therefrom); and

WHEREAS, to the extent permitted by applicable insurance laws and regulations, FG-

WL& A intends to purchase Shares in one or more ofthe Funds on behalfofthe Accounts to fund the

Contracts; and

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WHEREAS, GWL&A intends to utilize its NSCC member broker/dealer affiliate, GWFS

Equities, Inc., ("GWFS") to transmit instructions for the purchase, redemption and transfer ofFund shares on behalf of the Account, and GWFS, alone, or with the assistance of a recordkeeping affiliate, to perform certain recordkeeping functions associated with the transfer ofFund shares into and out of the Account in order to recognize certain organizational economies; and

WHEREAS, AIM is a broker-dealer registered with the SEC under the 1934 Act and a member in good standing ofthe NASD;

NOW, THEREFORE, in consideration of the mutual benefits and promises contained herein, the Parties hereto agree as follows:

Section 1. Available Funds

1.1	Availability

AVIF will make Shares ofeach Fund available to FG-WL&A for purchase and redemption at net asset value and with no sales charges, subject to the terms and conditions ofthis Agreement. The

Board of AVIF (the "Board") may refuse to sell Shares of any Fund to any person, or suspend or terminate the offering of Shares of any Fund (a) if such action is required by law or by regulatory authorities having jurisdiction, (b) if, in the sole discretion ofthe Trustees acting in good faith and in light oftheir fiduciary duties under federal and any applicable state laws, such action is deemed in the best interests ofthe shareholders of such Fund, or (c) if such action is required by any policies that the Board has adopted and that apply to all Participating Insurance Companies.

1.2	Addition, Deletion or Modification of Funds

The Parties hereto may agree, from time to time, to add other Funds to provide additional funding media for the Contracts, or to delete, combine, or modify existing Funds, by amending

Schedule A hereto. Upon such amendment to Schedule A, any applicable reference to a Fund, AVIF,

or its Shares herein shall include a reference to any such additional Fund. Schedule A, as amended from time to time, is incorporated herein by reference and is a part hereof.

1.3	No Sales to the General Public

AVIF represents and warrants that no Shares of any Fund have been or will be sold to the general public.

Section 2. Processing Transactions

2.1	Timely Pricing and Orders

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(a)	AVIP or its designated agent will use its best efforts to provide FG-WL&A with the net asset value per Share for each Fund by 6:00 p.m. Central Time on each Business Day. As used herein, "Business Day" shall mean any day on which (i) the New York Stock Exchange is open for regular trading, (ii) AVIP calculates the Fund's net asset value, and (iii) FG-WL&A is open for business.

(b)	FG-WL&A will use the data provided by AVIP each Business Day pursuant to paragraph (a) immediately above to calculate Account unit values and to process transactions that receive that same Business Day's Account unit values. FG-WL&A will perform such Account processing the same Business Day, and will place corresponding orders to purchase or redeem Shares with AVIP by 9:00 a.m. Central Time the following Business Day; provided, however, that AVIP shall provide additional time to FG-WL&A in the event that AVIP is unable to meet the 6:00 p.m.

time stated in paragraph (a) immediately above. Such additional time shall be equal to the additional time that AVIP takes to make the net asset values available to FG-WL&A.

(c)	With respect to payment of the purchase price by FG-WL&A and of redemption proceeds by AVIP, FG-WL&A and AVIP shall net purchase and redemption orders with respect to each Fund and shall transmit one net payment per Fund in accordance with Section 2.2, below.

(d)	If AVIP provides materially incorrect Share net asset value information (as determined under SEC guidelines), FG-WL&A shall be entitled to an adjustment to the number of

Shares purchased or redeemed to reflect the correct net asset value per Share. Any material error in the calculation or reporting ofnet asset value per Share, dividend or capital gain information shall be reported promptlyupon discovery to FG-WL&A. Materiality and reprocessing cost reimbursement shall be determined in accordance with standards established by the Parties as provided in Schedule

B, attached hereto and incorporated herein (exceptthat for any money market fund, materiality shall be determined in a manner consistent with Rule 2a-7 under the 1940 Act).

2.2	Timely Payments

FG-WL&A will wire payment for net purchases to a custodial account designated by AVIP by 1:00 p.m. Central Time on the same day as the order for Shares is placed, to the extent practicable. AVIP will wire payment for net redemptions to an account designated by FG-WL&A by

1:00 p.m. Central Time on the same day as the Order is placed, to the extent practicable, but in any event within five (5) calendar days after the date the order is placed in order to enable FG-WL&A to pay redemption proceeds within the time specified in Section 22(e) ofthe 1940 Act or such shorter period oftime as may be required by law.

2.3	Applicable Price

(a)	Share purchase payments and redemption orders that result from purchase payments,

premium payments, surrenders and other transactions under Contracts (collectively, "Contract transactions") and that FG-WL&A receives prior to the close of regular trading on the New York

Stock Exchange (or such other time set by the Board for purposes of determining the current net asset value of a Fund in accordance with Rule 22c-1 under the 1940 Act) on a Business Day will be executed at the net asset values of the appropriate Funds next computed after receipt by AVIP or its

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designated agent of the orders. For purposes of this Section 2.3(a), FG-WL&A shall be the designated agent of AVIP for receipt of orders relating to Contract transactions, in accordance with

Section 22(c) and Rule 22c-1 under the 1940 Act, on each Business Day and receipt by such designated agent shall constitute receipt by AVIP; provided that AVIP receives notice of such orders by 9:00 a.m. Central Time on the next following Business Day or such later time as computed in accordance with Section 2.1(b) hereof ill connection with this Section 2.3(a), FG-WL&A represents and warrants that it will not knowingly submit any order for Shares or engage in any practice, nor will it knowingly allow or suffer any person acting on its behalf to submit any order for Shares or engage in any practice, that would violate or cause a violation of applicable law or regulation including, without limitation Section 22 of the 1940 Act and the rules thereunder.

(b)	All other Share purchases and redemptions by FG-WL&A will be effected at the net asset values of the appropriate Funds next computed after receipt by AVIP or its designated agent of the order therefor, and such orders will be irrevocable.

(c)	Without limiting the scope or effect of Section 1.1 hereof, pursuant to which the

Board may reject a Share purchase order by or on behalf of FG-WL&A under the circumstances described therein, FG-WL&A and its designated affiliate agrees to cooperate with the Fund and AIM to prevent any person exercising, or purporting to exercise, rights or privileges under one or more

Contracts (including, but not limited to Contract owners, annuitants, insureds or participants, as the case may be (collectively, "Participants")) from engaging in any trading practices in any Fund that the Board or AIM determines, in good faith and in their sole discretion, to be detrimental or potentially detrimental to the other shareholders of the Fund, or to be in contravention of any applicable law or regulation including, without limitation, Section 22 of the 1940 Act and the rules thereunder. Such cooperation may include, but shall not be limited to, identifying the person or persons engaging in such trading practices, facilitating the imposition of any applicable redemption fee on such person or persons, limiting the telephonic or electronic trading privileges of such person or persons, and taking such other remedial steps, all to the extent permitted or required by applicable law and the Funds' then current prospectus.

2.4	Dividends and Distributions

AVIP will furnish notice by wire or telephone (followed by written confirmation) on or prior to the payment date to FG-WL&A of any income dividends or capital gain distributions payable on the Shares of any Fund. FG-WL&A hereby elects to reinvest all dividends and capital gains distributions in additional Shares ofthe corresponding Fund at the ex-dividend date net asset values until FG-WL&A otherwise notifies AVIP in writing, it being agreed by the Parties that the ex-dividend date and the payment date with respect to any dividend or distribution will be the same

Business Day. FG-WL&A reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash.

2.5	Book Entry

Issuance and transfer ofAVIP Shares will be by book entry only. Stock certificates will not be issued to FG-WL&A. Shares ordered from AVIP will be recorded in an appropriate title for FG-WL&A,

on behalf of its Account.

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Section 3. Costs and Expenses

3.1	General

Except as otherwise specifically provided in Schedule C, attached hereto and made a part hereof, each Party will bear, or arrange for others to bear, all expenses incident to its performance under this Agreement.

3.2	Parties To Cooperate

Each Party agrees to cooperate with the others, as applicable, in arranging to print, mail and/or deliver, in a timely manner, combined or coordinated prospectuses or other materials of AVIF and the Accounts.

Section 4. Legal Compliance

4.1	Tax Laws

(a)	AVIF represents and warrants that each Fund is currently qualified as a regulated investment company ("RIC") under SubchapterM ofthe Internal Revenue Code of1986, as amended

(the "Code"), and represents that it will use its best efforts to qualify and to maintain qualification of each Fund as a RIC. AVIF will notify FG-WL&A immediately upon having a reasonable basis for believing that a Fund has ceased to so qualify or that it might not so qualify in the future.

(b)	AVIP represents that it will use its best efforts to comply and to maintain each Fund's compliance with the diversification requirements set forth in Section 817(h) ofthe Code and Section

1.817-5(b) of the regulations under the Code. AVIF will notify FG-WL&A immediately upon having a reasonable basis for believing that a Fund has ceased to so comply or that a Fund might not so comply in the future. In the event of a breach of this Section 4.1(b) by AVIF, it will take all reasonable steps to adequately diversify the Fund so as to achieve compliance within the grace period afforded by Section 1.817-5 of the regulations under the Code.

(c)	Notwithstanding any other provision of this Agreement, but without limiting the ability ofAVIF and/or AIM to assume the defense ofany action pursuant to Section 12.2(d) hereof,

FG-WL&A agrees that if the Internal Revenue Service ("IRS ") asserts in writing in connection with any governmental audit or review of FG-WL&A or, to FG-WL&A's knowledge, of any Participants,

that any Fund has failed to comply with the diversification requirements of Section 817(h) of the

Code or FG-WL&A otherwise becomes aware of any facts that could give rise to any claim against

AVIP or its affiliates as a result of such a failure or alleged failure:

(i)	FG-WL&A shall promptly notify AVIF of such assertion or potential claim

(subject to the Confidentiality provisions of Section 18 as to any Participant);

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(ii)	FG-WL&A shall consult with AVIF as to how to minimize any liability that may arise as a result of such failure or alleged failure;

(iii)	FG-WL&A shall use all commercially reasonable efforts to minimize any liability of AVIF or its affiliates resulting from such failure, including, without limitation, demonstrating, pursuant to Treasury Regulations Section
1.817-5(a)(2), to the Commissioner of the IRS that such failure was inadvertent;

(iv)	FG-WL&A shall permit AVIF, its affiliates and their legal and accounting advisors to participate in any conferences, settlement discussions or other administrative or judicial proceeding or contests (including judicial appeals thereof) with the IRS, any Participant or any other claimant regarding any claims that could give rise to liability to AVIF or its affiliates as a result of such a failure or alleged failure; provided, however, that FG-WL&A will retain control of the conduct of such conferences discussions, proceedings, contests or appeals;

(v)	any written materials to be submitted by FG-WL&A to the IRS, any
Participant or any other claimant in connection with any of the foregoing proceedings or contests that would affect AIM, it affiliates and/or AVIF and/or AVIF's shareholders, (including, without limitation, any such materials to be submitted to the IRS pursuant to Treasury Regulations Section 1.8175(
a)(2)), (a) shall be provided by FG-WL&A to AVIF (together with any supporting information or analysis); subject to the confidentiality provisions of Section 18, at least ten (10) business days or such shorter period to which the Parties hereto agree prior to the day on which such proposed materials are to be submitted, and (b) shall not be submitted by FG-WL&A to any such person without the express written consent of AVIF which shall not be unreasonably withheld;

(vi)	FG-WL&A shall provide AVIF or its affiliates and their accounting and legal advisors with such cooperation as AVIF shall reasonably request (including, without limitation, by permitting AVIF and its accounting and legal advisors to review the relevant books and records of FG-WL&A) in order to facilitate review by AVIF or its advisors of any written submissions provided to it pursuant to the preceding clause or its assessment ofthe validity or amount of any claim against its arising from such a failure or alleged failure;

(vii)	FG-WL&A shall not with respect to any claim ofthe IRS or any Participant that would give rise to a claim against AVIF or its affiliates (a) compromise or settle any claim, (b) accept any adjustment on audit, or (c) forego any allowable administrative or judicial appeals, without the express written consent ofAVIF or its affiliates, which shall not be unreasonably withheld, provided that FG-WL&A shall not be required, after exhausting all administrative remedies, to appeal any adverse judicial decision unless AVIF

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or its affiliates shall have provided an opinion ofindependent counsel to the effect that a reasonable basis exists for taking such appeal; and provided further that the costs of any such appeal shall be borne solely by AVIF.
Notwithstanding the foregoing, GWL&A agrees to share in fifty percent
(50%) ofthe reasonable costs of appeal should the decision of the appellate court relieve GWL&A of any direct liability with respect to the claim appealed thereto; and

(viii)	AVIF and its affiliates shall have no liability as a result of such failure or alleged failure ifFG-WL&A fails to comply with any ofthe foregoing clauses
(i) through (vii), and such failure could be shown to have materially contributed to the liability.

Should AVIF or any of its affiliates refuse to give its written consent to any compromise or settlement of any claim or liability hereunder, FG-WL&A may, in its discretion, authorize AVIF or its affiliates to act in the name of FG-WL&A in, and to control the conduct of, such conferences,

discussions, proceedings, contests or appeals and all administrative or judicial appeals thereof, and in that event AVIF or its affiliates shall bear the fees and expenses associated with the conduct of the proceedings that it is so authorized to control; provided, that in no event shall FG-WL&A have any liability resulting from AVIF's refusal to accept the proposed settlement or compromise with respect to any failure caused by AVIF. As used in this Agreement, the term "affiliates" shall have the same meaning as "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

(d)        FG-WL&A represents and warrants that the Contracts currently are and will be treated as annuity contracts or life insurance contracts under applicable provisions of the Code and that it will use its best efforts to maintain such treatment; FG-WL&A will notify AVIF immediately upon having a reasonable basis for believing that any ofthe Contracts have ceased to be so treated or that they might not be so treated in the future.

(e)	FG-WL&A represents and warrants that each Account is a "segregated asset account"

and that interests in each Account are offered exclusively through the purchase ofor transfer into a

"variable contract," within the meaning of such terms under Section 817 of the Code and the regulations thereunder. FG-WL&A will use its best efforts to continue to meet such definitional requirements, and it will notifyAVIF immediately upon having a reasonable basis for believing that such requirements have ceased to be met or that they might not be met in the future.

4.2	Insurance and Certain Other Laws

(a)	AVIF will use its best efforts to comply with any applicable state insurance laws or regulations, to the extent specifically requested in writing by FG-WL&A, which efforts shall include,

without limitation, the furnishing of information that is not otherwise available to FG-WL&A and that is required by state insurance law to enable FG-WL&A to obtain the authority needed to issue the Contracts in any applicable state.

(b)	FG-WL&A represents and warrants that (i) it is an insurance company duly organized, validly existing and in good standing under the laws ofthe State of New York and has full

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corporate power, authority and legal right to execute, deliver and perform its duties and comply with its obligations under this Agreement, and (ii) the Contracts comply in all material respects with all other applicable federal and state laws and regulations.

(c)	AVIF represents and warrants that it is lawfully organized, validly existing, and in good standing under the laws of the State of Delaware and has full power, authority, and legal right to execute, deliver, and perform its duties and comply with its obligations under this Agreement.

4.3	Securities Laws

(a)	FG-WL&A represents and warrants that (i) interests in each Account pursuant to the

Contracts will be registered under the 1933 Act to the extent required by the 1933 Act, (ii) the

Contracts will be duly authorized for issuance and sold in compliance with all applicable federal and state laws, including, without limitation, the 1933 Act, the 1934 Act, the 1940 Act and the law(s) of

FG-WL&A's state(s) of organization and domicile, (iii) each Account is and will remain registered under the 1940 Act, to the extent required by the 1940 Act, (iv) each Account does and will comply in all material respects with the requirements of the 1940 Act and the rules thereunder, to the extent required, (v) each Account's 1933 Act registration statement relating to the Contracts, together with any amendments thereto, will at all times comply in all material respects with the requirements of the

1933 Act and the rules thereunder, (vi) FG-WL&A will amend the registration statement for its

Contracts under the 1933 Act and for its Accounts under the 1940 Act from time to time as required in order to effect the continuous offering of its Contracts or as may otherwise be required by applicable law, and (vii) each Account Prospectus, Statement ofAdditional Information, and thencurrent stickers (collectively referred to herein as "Account Prospectus"), will at all times comply in all material respects with the requirements ofthe 1933 Act and the rules thereunder.

(b)	AVIF represents and warrants that (i) Shares sold pursuant to this Agreement will be registered under the 1933 Act to the extent required by the 1933 Act and duly authorized for issuance and sold in compliance with Delaware law, (ii) AVIF is and will remain registered under the 1940

Act to the extent required by the 1940 Act, (iii) AVIF will amend the registration statement for its

Shares under the 1933 Act and itself under the 1940 Act from time to time as required in order to effect the continuous offering of its Shares, (iv) AVIF does and will comply in all material respects with the requirements of the 1940 Act and the rules thereunder, (v) AVIF's 1933 Act registration statement, together with any amendments thereto, will at all times comply in all material respects with the requirements of the 1933 Act and rules thereunder, and (vi) AVIF's Prospectus, Statement of Additional Information, and then-current stickers (collectively referred to herein as "AVIF

Prospectus"), will at all times comply in all material respects with the requirements ofthe 1933 Act and the rules thereunder.

(c)	AVIF will at its expense register and qualify its Shares for sale in accordance with the laws of any state or other jurisdiction if and to the extent reasonably deemed advisable by AVIF.

(d)	AVIF represents and warrants that all of its trustees, officers, employees, investment advisers, and other individuals/entities having access to the funds and/or securities of the Fund are and continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage as required currentlyby Rule 17g-(1) of

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the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid bond includes coverage for larceny and embezzlement' and is issued by a reputable bonding company.

4.4	Notice of Certain Proceedings and Other Circumstances

(a)	AVIF or AIM will immediately notify FG-WL&A of (i) the issuance by any court or regulatory body of any stop order, cease and desist order, or other similar order with respect to

AVIF's registration statement under the 1933 Act or AVIF Prospectus, (ii) any request by the SEC for any amendment to such registration statement or AVIF Prospectus that may affect the offering of

Shares of AVIF, (iii) the initiation of any proceedings for that purpose or for any other purpose relating to the registration or offering ofAVIF's Shares, or (iv) any other action or circumstances that may prevent the lawful offer or sale of Shares of any Fund in any state or jurisdiction, including,

without limitation, any circumstances in which (a) such Shares are not registered and, in all material respects, issued and sold in accordance with applicable state and federal law, or (b) such law precludes the use of such Shares as an underlying investment medium ofthe Contracts issued or to be issued by FG-WL&A. AVIF and AIM will make every reasonable effort to prevent the issuance,

with respect to any Fund, of any such stop order, cease and desist order or similar order and, if any such order is issued, to obtain the lifting thereof at the earliest possible time.

(b)	FG-WL&Aor its designated underwriter affiliate will immediately notify AVIF of (i)

the issuance by any court or regulatory body of any stop order, cease and desist order, or other similar order with respect to each Account's registration statement under the 1933 Act relating to the

Contracts or each Account Prospectus, (ii) any request by the SEC for any amendment to such registration statement or Account Prospectus that may affect the offering ofShares of AVIF, (iii) the initiation of any proceedings for that purpose or for any other purpose relating to the registration or offering of each Account's interests pursuant to the Contracts, or (iv) any other action or circumstances that may prevent the lawful offer or sale of said interests in any state or jurisdiction,

including, without limitation, any circumstances in which said interests are not registered and, in all material respects, issued and sold in accordance with applicable state and federal law. FG-WL&A and its designated underwriter affiliate will make every reasonable effort to prevent the issuance of any such stop order, cease and desist order or similar order and, ifany such order is issued, to obtain the lifting thereof at the earliest possible time.

4.5	FG-WL&A To Provide Documents; Information About AVIF

(a)	FG-WL&A will provide to AVIF or its designated agent at least one (1) complete copy of all SEC registration statements, Account Prospectuses, reports, any preliminary and final voting instruction solicitation material, applications for exemptions, requests for no-action letters,

and all amendments to any of the above, that relate to each Account or the Contracts,

contemporaneously with the filing of such document with the SEC or other regulatory authorities.

(b)	FG-WL&A will provide to AVIF or its designated agent at least one (1) complete copy of each piece of sales literature or other promotional material in which AVIF or any of its affiliates is named, at least five (5) Business Days prior to its use or such shorter period as the Parties

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hereto may, from time to time, agree upon. No such material shall be used if AVIP or its designated agent objects to such use within five (5) Business Days after receipt of such material or such shorter period as the Parties hereto may, from time to time, agree upon. AVIP hereby designates AIM as the entity to receive such sales literature, until such time as AVIP appoints another designated agent by giving notice to FG-WL&A in the manner required by Section 9 hereof.

(c)	Neither FG-WL&A nor any of its affiliates, will give any information or make any representations or statements on behalf of or concerning AVIP or its affiliates in connection with the sale ofthe Contracts other than (i) the information or representations contained in the registration statement, including the AVIP Prospectus contained therein, relating to Shares, as such registration statement and AVIP Prospectus may be amended from time to time; or (ii) in reports or proxy materials for AVIP; or (iii) in published reports for AVIP that are in the public domain and approved by AVIP for distribution; or (iv) in sales literature or other promotional material approved by AVIP,

except with the express written permission of AVIP.

(d)	FG-WL&A shall adopt and implement procedures reasonably designed to ensure that information concerning AVIP and its affiliates that is intended for use only by brokers or agents selling the Contracts (i.e., information that is not intended for distribution to Participants) ("broker only materials") is so used, and neither GWL&A, AVIP nor any of their affiliates shall be liable for any losses, damages or expenses relating to the improper use of such broker only materials. .

(e)	For the purposes of this Section 4.5, the phrase "sales literature or other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording,

videotape display, signs or billboards, motion pictures, or other public media, (e.g., on-line networks such as the Internet or other electronic messages), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars,

research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees,

registration statements, prospectuses, statements of additional information, shareholder reports, and proxy materials and any other material constituting sales literature or advertising under the NASD rules, the 1933 Act, or the 1940 Act.

4.6	AVIF To Provide Documents; Information About FG-WL&A

(a)	AVIP will provide to FG-WL&A at least one (1) complete copy of all SEC registration statements, AVIP Prospectuses, reports, any preliminary and final proxy material,

applications for exemptions, requests for no-action letters, and all amendments to any ofthe above,

that relate to AVIP or the Shares of a Fund, contemporaneously with the filing of such document with the SEC or other regulatory authorities.

(b)	AVIP will provide to FG-WL&A a camera ready copy of all AVIP prospectuses and printed copies, in an amount specified by FG-WL&A, of AVIP statements of additional information,

proxy materials, periodic reports to shareholders and other materials required by law to be sent to

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Participants who have allocated any Contract value to a Fund. AVIF will provide such copies to

FGWL& A in a timely manner so as to enable FG-WL&A, as the case may be, to print and distribute such materials within the time required by law to be furnished to Participants.

(c)	AVIF will provide to FG-WL&A or its designated agent at least one (1) complete copy of each piece of sales literature or other promotional material in which FG-WL&A, or any of its respective affiliates is named, or that refers to the Contracts, at least five (5) Business Days prior to its use or such shorter period as the Parties hereto may, from time to time, agree upon. No such material shall be used if FG-WL&A or its designated agent objects to such use within five (5)

Business Days after receipt of such material or such shorter period as the Parties hereto may, from time to time, agree upon. FG-WL&A shall receive all such sales literature until such time as it appoints a designated agent by giving notice to AVIF in the manner required by Section 9 hereof.

(d)	Neither AVIF nor any of its affiliates will give any information or make any representations or statements on behalfofor concerning FG-WL&A, each Account, or the Contracts other than (i) the information or representations contained in the registration statement, including each Account Prospectus contained therein, relating to the Contracts, as such registration statement and Account Prospectus may be amended from time to time; or (ii) in published reports for the

Account or the Contracts that are in the public domain and approved by FG-WL&A for distribution;

or (iii) in sales literature or other promotional material approved by FG-WL&A or its affiliates,

except with the express written permission of FG-WL&A.

(e)	AVIF shall cause its principal underwriter to adopt and implement procedures reasonably designed to ensure that information concerning FG-WL&A, and its respective affiliates that is intended for use only by brokers or agents selling the Contracts (i.e., information that is not intended for distribution to Participants) ("broker only materials") is so used, and neither FG-WL&A,

nor any ofits respective affiliates shall be liable for any losses, damages or expenses relating to the improper use of such broker only materials.

(f)	For purposes of this Section 4.6, the phrase "sales literature or other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording,

videotape display, signs or billboards, motion pictures, or other public media, (e.g., on-line networks such as the Internet or other electronic messages), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars,

research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees,

registration statements, prospectuses, statements ofadditional information, shareholder reports, and proxy materials and any other material constituting sales literature or advertising under the NASD rules, the 1933 Act, or the 1940 Act.

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Section 5. Mixed and Shared Funding

5.1	General

The SEC has granted an order to AVIP exempting it from certain provisions ofthe 1940 Act and rules thereunder so that AVIP may be available for investment by certain other entities,

including, without limitation, separate accounts funding variable annuity contracts or variable life insurance contracts, separate accounts of insurance companies unaffiliated with FG-WL&A, and trustees of qualified pension and retirement plans (collectively, "Mixed and Shared Funding"). The

Parties recognize that the SEC has imposed terms and conditions for such orders that are substantially identical to many of the provisions of this Section 5. Sections 5.2 through 5.8 below shall apply pursuant to the exemptive order granted to AVIP. AVIP hereby notifies FG-WL&A that,

in the event that AVIP implements Mixed and Shared Funding, it may be appropriate to include in the prospectus pursuant to which a Contract is offered disclosure regarding the potential risks of

Mixed and Shared Funding.

5.2	Disinterested Trustees

AVIP agrees that its Board shall at all times consist of trustees a majority of whom (the

"Disinterested Trustees") are not interested persons of AVIP within the meaning of Section 2(a)(19)

of the 1940 Act and the rules thereunder and as modified by any applicable orders ofthe SEC, except that if this condition is not met by reason of the death, disqualification, or bona fide resignation of any director, then the operation ofthis condition shall be suspended (a) for a period of forty-five (45)

days if the vacancy or vacancies may be filled by the Board; (b) for a period of sixty (60) days if a vote of shareholders is required to fill the vacancy or vacancies or (c) for such longer period as the

SEC may prescribe by order upon application.

5.3	Monitoring for Material Irreconcilable Conflicts

AVIP agrees that its Board will monitor for the existence of any material irreconcilable conflict between the interests ofthe Participants in all separate accounts of life insurance companies utilizing AVIP ("Participating Insurance Companies"), including each Account, and participants in all qualified retirement and pension plans investing in AVIP ("Participating Plans"). FG-WL&A agrees to inform the Board of AVIP of the existence of or any potential for any such material irreconcilable conflict of which it is aware. The concept of a "material irreconcilable conflict" is not defined by the 1940 Act or the rules thereunder, but the Parties recognize that such a conflict may arise for a variety of reasons, including, without limitation:

(a)	an action by any state insurance or other regulatory authority;

(b)	a change in applicable federal or state insurance, tax or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax or securities regulatory authorities;

(c)	an administrative or judicial decision in any relevant proceeding;

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(d)	the manner in which the investments of any Fund are being managed;

(e)    a difference in voting instructions given by variable annuity contract and variable life insurance contract Participants or by Participants of different Participating Insurance Companies;

(f)     a decision by a Participating Insurance Company to disregard the voting instructions of Participants; or

(g)	a decision by a Participating Plan to disregard the voting instructions of Plan participants.

Consistent with the SEC's requirements in connection with exemptive orders of the type referred to in Section 5.1 hereof, FG-WL&A will assist the Board in carrying out its responsibilities by providing the Board with all information reasonably necessary for the Board to consider any issue raised, including information as to a decision by FG-WL&A to disregard voting instructions of Participants. FG-WL&A's responsibilities in connection with the foregoing shall be carried out with a view only to the interests of Participants.

5.4	Conflict Remedies

(a)	It is agreed that if it is determined by a majority of the members of the Board or a majority of the Disinterested Trustees that a material irreconcilable conflict exists, FG-WL&A will, if it is a Participating

Insurance Company for which a material irreconcilable conflict is relevant, at its own expense and to the extent reasonably practicable (as determined by a majority of the Disinterested Trustees), take whatever steps are necessary to remedy or eliminate the material irreconcilable conflict, which steps may include, but are not limited to:

(i)     withdrawing the assets allocable to some or all ofthe Accounts fromAVIF or any Fund and reinvesting such assets in a different investment medium, including another Fund of AVIF, or submitting the question whether such segregation should be implemented to a vote of all affected

Participants and, as appropriate, segregating the assets of any particular group (e.g., annuity

Participants, life insurance Participants or all Participants) that votes in favor of such segregation,

or offering to the affected Participants the option of making such a change; and

(ii)	establishing a new registered investment company of the type defined as a
"management company" in Section 4(3) of the 1940 Act or a new separate account that is operated as a management company.

(b)	If the material irreconcilable conflict arises because of FG-WL&A's decision to disregard Participant voting instructions and that decision represents a minority position or would preclude a majority vote,

FG-WL&A may be required, at AVIF's election, to withdraw each Account's investment in AVIF or any Fund. No charge or penalty will be imposed as a

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result of such withdrawal. Any such withdrawal must take place within six (6) months after AVIF gives notice to FG-WL&A that this provision is being implemented, and until such withdrawal AVIF shall continue to accept and implement orders by

FG-WL&A for the purchase and redemption ofShares of AVIF.

(c)	If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to FG-WL&A conflicts with the majority of other state regulators,

then FG-WL&A will withdraw each Account's investment in AVIF within six (6) months after

AVIF's Board informs FG-WL&A that it has determined that such decision has created a material irreconcilable conflict, and until such withdrawal AVIF shall continue to accept and implement orders by FG-WL&A for the purchase and redemption ofShares of AVIF. No charge or penalty will be imposed as a result of such withdrawal.

(d)	FG-WL&A agrees that any remedial action taken by it in resolving any material irreconcilable conflict will be carried out at its expense and with a view only to the interests of

Participants.

(e)	For purposes hereof, a majority ofthe Disinterested Trustees will determine whether or not any proposed action adequately remedies any material irreconcilable conflict. In no event,

however, will AVIF or any of its affiliates be required to establish a new funding medium for any

Contracts. FG-WL&A will not be required by the terms hereofto establish a new funding medium for any Contracts if an offer to do so has been declined by vote of a majority of Participants materially adversely affected by the material irreconcilable conflict.

5.5	Notice to FG-WL&A

AVIF will promptly make known in writing to FG-WL&A the Board's determination of the existence of a material irreconcilable conflict, a description of the facts that give rise to such conflict and the implications of such conflict.

5.6	Information Requested by Board

FG-WL&A and AVIF (or its investment adviser) will at least annually submit to the Board of

AVIF such reports, materials or data as the Board may reasonably request so that the Board may fully carry out the obligations imposed upon it by the provisions hereofor any exemptive order granted by the SEC to permit Mixed and

Shared Funding, and said reports, materials and data will be submitted at any reasonable time deemed appropriate by the Board. All reports received by the Board of potential or existing conflicts, and all Board actions with regard to determining the existence of a conflict, notifying Participating Insurance Companies and Participating Plans of a conflict,

and determining whether any proposed action adequately remedies a conflict, will be properly recorded in the minutes ofthe Board or other appropriate records, and such minutes or other records will be made available to the SEC upon request.

5.7	Compliance with SEC Rules

If, at any time during which AVIF is serving as an investment medium for variable life insurance Contracts, 1940 Act Rules 6e-3(T) or, if applicable, 6e-2 are amended or Rule 6e-3 is

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adopted to provide exemptive reliefwith respect to Mixed and Shared Funding, AVIF agrees that it will comply with the terms and conditions thereof and that the terms of this Section 5 shall be deemed modified if and only to the extent required in order also to comply with the terms and conditions of such exemptive relief that is afforded by any of said rules that are applicable.

5.8	Other Requirements

AVIF will require that each Participating Insurance Company and Participating Plan enter into an agreement with AVIF that contains in substance the same provisions as are set forth in

Sections 4.1(b), 4.1(d), 4.3(a), 4.4(b), 4.5(a), 5, and 10 of this Agreement.

Section 6. Termination

6.1	Events of Termination

Subject to Section 6.4 below, this Agreement will terminate as to a Fund:

(a)     at the option of any party, with or without cause with respect to the Fund, upon six (6) months advance written notice to the other parties, or, if later, upon receipt of any required exemptive relief from the SEC, unless otherwise agreed to in writing by the parties; or

(b)	at the option of AVIF upon institution offormal proceedings against FG-WL&A or its affiliates by the NASD, the SEC, any state insurance regulator or any other regulatory body regarding FG-WL&A's obligations under this Agreement or related to the sale ofthe Contracts, the operation of each Account, or the purchase of Shares, if, in each case, AVIF reasonably determines that such proceedings, or the facts on which such proceedings would be based, have a material likelihood of imposing material adverse consequences on the Fund with respect to which the Agreement is to be terminated; or

(c)	at the option of FG-WL&A upon institution of formal proceedings against AVIF, its principal underwriter, or its investment adviser by the NASD, the SEC, or any state insurance regulator or any other regulatory body regarding AVIF's obligations under this Agreement or related to the operation or management of AVIF or the purchase of AVIF Shares, if, in each case, FGWL&

A reasonably determines that such proceedings, or the facts on which such proceedings would be based, have a material likelihood ofimposing material adverse consequences on FG-WL&A, or the Subaccount corresponding to the Fund with respect to which the Agreement is to be terminated;

or

(d)	at the option of any Party in the event that (i) the Fund's Shares are not registered and,

in all material respects, issued and sold in accordance with any applicable federal or state law, or (ii)

such law precludes the use of such Shares as an underlying investment medium of the Contracts issued or to be issued by FG-WL&A; or

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(e)	upon termination of the corresponding Subaccount's investment in the Fund pursuant to Section 5 hereof; or

(f)	at the option of FG-WL&A if the Fund ceases to qualify as a RIC under Subchapter

M of the Code or under successor or similar provisions, or if FG-WL&A reasonably believes that the

Fund may fail to so qualify; or

(g)	at the option of FG-WL&A if the Fund fails to comply with Section 817(h) of the

Code or with successor or similar provisions, or if FG-WL&A reasonably believes that the Fund may fail to so comply; or

(h)	at the option of AVIF if the Contracts issued by FG-WL&A cease to qualify as annuity contracts or life insurance contracts under the Code (other than by reason of the Fund's noncompliance with Section 817(h) or SubchapterM ofthe Code) or if interests in an Account under the Contracts are not registered, where required, and, in all material respects, are not issued or sold in accordance with any applicable federal or state law; or

(i)	upon another party's material breach of any provision of this Agreement.

6.2	Notice Requirement for Termination

No termination of this Agreement will be effective unless and until the Party terminating this

Agreement gives prior written notice to the other Party to this Agreement of its intent to terminate,

and such notice shall set forth the basis for such termination. Furthermore:

(a)	in the event that any termination is based upon the provisions of Sections 6.1(a) or

6.1(e) hereof, such prior written notice shall be given at least six (6) months in advance of the effective date oftermination unless a shorter time is agreed to by the Parties hereto;

(b)	in the event that any termination is based upon the provisions of Sections 6.1(b) or

6.1(c) hereof, such prior written notice shall be given at least ninety (90) days in advance of the effective date of termination unless a shorter time is agreed to by the Parties hereto; and

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(c)	in the event that any termination is based upon the provisions of Sections 6.1(d),

6.1(f), 6.1(g), 6.1(h) or 6.1(i) hereof, such prior written notice shall be given as soon as possible within twenty-four (24) hours after the terminating Party learns ofthe event causing termination to be required.

6.3	Funds To Remain Available

Notwithstanding any termination ofthis Agreement by FG-WL&A, AVIP will, at the option of FG-WL&A, continue to make available additional shares ofthe Fund pursuant to the terms and conditions ofthis Agreement, for all Contracts in effect on the effective date oftermination ofthis

Agreement (hereinafter referred to as "Existing Contracts"), unless AIM or the Board determines that doing so would not serve the best interests of the shareholders of the affected Funds or would be inconsistent with applicable law or regulation. Specifically, without limitation, the owners of the

Existing Contracts will be permitted to reallocate investments in the Fund (as in effect on such date),

redeem investments in the Fund and/or invest in the Fund upon the making ofadditional purchase payments under the Existing Contracts. The parties agree that this Section 6.3 will not apply to any

(i) terminations under Section 5 and the effect ofsuch terminations will be governed by Section 5 of this Agreementor (ii) any rejected purchase and/or redemption order as described in Section 2.3(c)

hereof.

6.4	Survival of Warranties and Indemnifications

All warranties and indemnifications will survive the termination of this Agreement.

6.5	Continuance of Agreement for Certain Purposes

If any Party terminates this Agreement with respect to any Fund pursuant to Sections 6.1(b),

6.1(c), 6.1(d), 6.1(f), 6.1(g), 6.1(h) or 6.1(i) hereof, this Agreement shall nevertheless continue in effect as to any Shares of that Fund that are outstanding as of the date of such termination (the

"Initial Termination Date"). This continuation shall extend to the earlier ofthe date as of which an

Account owns no Shares of the affected Fund or a date (the "Final Termination Date") six (6) months following the Initial Termination Date, except that FG-WL&A may, by written notice shorten said six (6) month period in the case of a termination pursuant to Sections 6.1(d), 6.1(f), 6.1(g), 6.1(h) or

6.1(i).

Section 7. Parties To Cooperate Respecting Termination

The Parties hereto agree to cooperate and give reasonable assistance to one another in taking all necessary and appropriate steps for the purpose ofensuring that an Account owns no Shares of a

Fund after the Final Termination Date with respect thereto, or, in the case of a termination pursuant to Section 6.1(a), the termination date specified in the notice oftermination. Such steps mayinclude combining the affected Account with another Account, substituting other mutual fund shares for those ofthe affected Fund, or otherwise terminating participation by the Contracts in such Fund.

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Section 8. Assignment

This Agreement may not be assigned by any Party, except with the written consent of each other Party. For purposes of this Agreement, the designation of an affiliate of a Party to perform some, or all, the duties and obligations hereto shall not be construed as an assignment. An affiliate is that entity which is controlled, either directly or indirectly by a Party and shall include any entity that conforms to such definition as of the effective date of the Agreement as well as any entity that conforms to the definition anytime thereafter.

Section 9. Notices

Notices and communications required or permitted will be given by means mutually acceptable to the Parties concerned. Each other notice or communication required or permitted by this Agreement will be given to the following persons at the following addresses and facsimile numbers, or such other persons, addresses or facsimile numbers as the Party receiving such notices or communications may subsequently direct in writing:

AIM VARIABLE INSURANCE FUNDS
A I M DISTRIBUTORS, INC.
11 Greenway Plaza, Suite 100
Houston, Texas 77046
Facsimile: (713) 993-9185
Attn: Peter A. Davidson, Esq.

FIRST GREAT-WEST LIFE AND ANNUITY INSURANCE COMPANY
c/o Great-West Life And Annuity Insurance Company
8515 East Orchard Road
Greenwood Village, Colorado 80111
Attn: Vice President, Institutional Insurance
cc: Beverly A. Byrne, V.P. Counsel and Associate Secretary

Section 10. Voting Procedures

Subject to the cost allocation procedures set forth in Section 3 hereof, FG-WL&A will distribute all proxy material furnished by AVIF to Participants to whom pass-through voting privileges are required to be extended and will solicit voting instructions from Participants. FGWL&

A will vote Shares in accordance with timely instructions received from Participants. FGWL&

A will vote Shares that are (a) not attributable to Participants to whom pass-through voting privileges are extended, or (b) attributable to Participants, but for which no timely instructions have been received, in the same proportion as Shares for which said instructions have been received from

Participants, so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass through voting privileges for Participants. Neither FG-WL&A nor any of its affiliates will in any way recommend action in connection with or oppose or interfere with the solicitation ofproxies for the Shares held for such Participants. FG-WL&A reserves the right to vote shares held in any

Account in its own right, to the extent permitted by law. FG-WL&A shall be responsible for

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assuring that each of its Accounts holding Shares calculates voting privileges in a manner consistent with that of other Participating Insurance Companies or in the manner required by the Mixed and

Shared Funding exemptive order obtained by AVIF. AVIF will notify FG-WL&A of any changes of interpretations or amendments to Mixed and Shared Funding exemptive order it has obtained. AVIF will comply with all provisions ofthe 1940 Act requiring voting by shareholders, and in particular,

AVIF either will provide for annual meetings (except insofar as the SEC mayinterpret Section 16 of the 1940 Act not to require such meetings) or will comply with Section 16(c) of the 1940 Act

(although AVIF is not one of the trusts described in Section 16(c) of that Act) as well as with

Sections 16(a) and, if and when applicable, 16(b). Further, AVIF will act in accordance with the

SEC's interpretation of the requirements of Section 16(a) with respect to periodic elections of trustees and with whatever rules the SEC may promulgate with respect thereto.

Section 11. Foreign Tax Credits

AVIF agrees to consult in advance with FG-WL&A concerning any decision to elect or not to elect pursuant to Section 853 ofthe Code to pass through the benefit ofany foreign tax credits to its shareholders.

Section 12. Indemnification

12.1	Of AVIF and AIM by FG-WL&A

(a)	Except to the extent provided in Sections 12.1(b) and 12.1(c), below, FG-WL&A and its designated affiliates agree to indemnify and hold harmless AVIF, AIM, their affiliates, and each person, if any, who controls AVIF, AIM, or their affiliates within the meaning of Section 15 of the

1933 Act and each of their respective trustees and officers, (collectively, the "Indemnified Parties"

for purposes ofthis Section 12.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of FG-WL&A or actions in respect thereof

(including, to the extent reasonable, legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise; provided, the Account owns shares of the Fund and insofar as such losses, claims, damages, liabilities or actions:

(i)	arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Account's 1933 Act registration statement, any Account Prospectus, the Contracts, or sales literature or advertising for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to FG-WL&A or its designated affiliate by or on behalf of AVIF or AIM for use in any

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Account's 1933 Act registration statement, any Account Prospectus, the
Contracts, or sales literature or advertising or otherwise for use in connection with the sale of Contracts or Shares (or any amendment or supplement to any of the foregoing); or

(ii)	arise out of or as a result of any other statements or representations (other than statements or representations contained in AVIF's 1933 Act registration statement, AVIF Prospectus, sales literature or advertising of AVIF, or any amendment or supplement to any of the foregoing, not supplied for use therein by or on behalf of FG-WL&A or their respective affiliates and on which such persons have reasonably relied) or the negligent, illegal or fraudulent conduct of FG-WL&A or their respective affiliates or persons under their control (including, without limitation, their employees and
"persons associated with a member," as that term is defined in paragraph (q)
of Article I of the NASD's By-Laws), in connection with the sale or distribution ofthe Contracts or Shares; or

(iii)	arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in AVIF's 1933 Act registration statement, AVIF Prospectus, sales literature or advertising of AVIF, or any amendment or supplement to any of the foregoing, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon and in conformity with information furnished to AVIF, AIM or their affiliates by or on behalf of FG-WL&A or their respective affiliates for use in AVIF's 1933 Act registration statement,
AVIF Prospectus, sales literature or advertising of AVIF, or any amendment or supplement to any of the foregoing; or

(iv)	arise as a result of any failure by FG-WL&A or its designated affiliates to perform the obligations, provide the services and furnish the materials required of them under the terms of this Agreement, or any material breach of any representation and/or warranty made by FG-WL&A or its designated affiliates in this Agreement or arise out of or result from any other material breach of this Agreement by FG-WL&A or its designated affiliates; or

(v)	arise as a result of failure by the Contracts issued by FG-WL&A to qualify as annuity contracts or life insurance contracts under the Code, otherwise than by reason of any Fund's failure to comply with Subchapter M or Section
817(h) of the Code.

(b)	Neither FG-WL&A nor its designated affiliates shall be liable under this Section 12.1 with respect to any losses, claims, damages, liabilities or actions to which an Indemnified Party would otherwise be subject by reason ofwillful misfeasance, bad faith, or gross negligence in the

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performance by that Indemnified Party of its duties or by reason of that Indemnified Party's reckless disregard of obligations or duties (i) under this Agreement, or (ii) to AVIP or AIM.

(c)	Neither FG-WL&A nor its designated affiliates shall be liable under this Section 12.1 with respect to any action against an Indemnified Party unless AVIP or AIM shall have notified FGWL& A and its designated affiliates in writing within a reasonable time after the summons or other first legal process giving information of the nature ofthe action shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice ofsuch service on any designated agent), but failure to notify FG-WL&A and its designated affiliates of any such action shall not relieve FG-WL&A and its designated affiliates from any liability which they may have to the Indemnified Party against whom such action is brought otherwise than on account of this Section

12.1. Except as otherwise provided herein, in case any such action is brought against an Indemnified

Party, FG-WL&A and its designated affiliates shall be entitled to participate, at their own expense, in the defense of such action and also shall be entitled to assume the defense thereof, with counsel approved by the Indemnified Party named in the action, which approval shall not be unreasonably withheld. After notice from FG-WL&Aor its designated affiliates to such Indemnified Party of FG-WL& A's or its designated affiliates' election to assume the defense thereof, the Indemnified Party will cooperate fully with FG-WL&A and its designated affiliates and shall bear the fees and expenses of any additional counsel retained by it, and neither LIFE

COMPANY nor its designated affiliates will be liable to such Indemnified Party under this

Agreement for any legal or other expenses subsequently incurred by such Indemnified Party independently in connection with the defense thereof, other than reasonable costs ofinvestigation.

12.2	Of FG-WL&A by AVIF and AIM

(a)	Except to the extent provided in Sections 12.2(c), 12.2(d) and 12.2(e), below, AVIP and AIM agree to indemnify and hold harmless FG-WL&A and its respective affiliates, and each person, if any, who controls FG-WL&A or its respective affiliates within the meaning of Section 15 of the 1933 Act and each of their respective trustees and officers, (collectively, the "Indemnified

Parties" for purposes of this Section 12.2) against any and all losses, claims, damages, liabilities

(including amounts paid in settlement with the written consent of AVIP and/or AIM) or actions in respect thereof (including, to the extent reasonable, legal and other expenses), to which the

Indemnified Parties may become subject under any statute, regulation, at common law, or otherwise;

provided, the Account owns shares of the Fund and insofar as such losses, claims, damages,

liabilities or actions:

(i)	arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in AVIP's 1933 Act registration statement, AVIP Prospectus or sales literature or advertising of AVIP (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with

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information furnished to AVIF or its affiliates by or on behalf of FG-WL&A, or its respective affiliates for use in AVIF's 1933 Act registration statement, AVIF Prospectus, or in sales literature or advertising or otherwise for use in connection with the sale of Contracts or Shares (or any amendment or supplement to any of the foregoing); or

(ii)	arise out of or as a result of any other statements or representations (other than statements or representations contained in any Account's 1933 Act registration statement, any Account Prospectus, sales literature or advertising for the Contracts, or any amendment or supplement to any of the foregoing, not supplied for use therein by or on behalf of AVIF, AIM or their affiliates and on which such persons have reasonably relied) or the negligent,

illegal or fraudulent conduct of AVIF, AIM or their affiliates or persons under their control (including,

without limitation, their employees and "persons associated with a member" as that term is defined in Section (q) ofArticle I of the NASD By-Laws), in connection with the sale or distribution of AVIF

Shares; or

(iii)	arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Account's 1933 Act registration statement, any Account Prospectus, sales literature or advertising covering the Contracts,

or any amendment or supplement to any of the foregoing, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished to FG-WL&A or its respective affiliates by or on behalf of AVIF or AIM for use in any Account's

1933 Act registration statement, any Account Prospectus, sales literature or advertising covering the

Contracts, or any amendment or supplement to any of the foregoing; or

(iv)      arise as a result ofany failure by AVIF to perform the obligations, provide the services and furnish the materials required of it under the terms of this

Agreement, or any material breach of any representation and/or warranty made by AVIF in this Agreement or arise out of or result from any other material breach ofthis Agreement by AVIF.

(b)    The parties agree that the foregoing indemnification by AVIF shall not apply to any acts or omissions of AIM.

Except to the extent provided in Sections 12.2(c), 12.2(d) and 12.2(e) hereof, AVIF and AIM agree to indemnify and hold harmless the Indemnified Parties from and against any and all losses, claims, damages, liabilities (including amounts paid in settlement thereof with, the written consent of AVIF and/or AIM) or actions in respect thereof

(including, to the extent reasonable, legal and other expenses) to which the Indemnified Parties may become subject directly or indirectly under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or actions directly or indirectly result from or arise out

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of the failure of any Fund to operate as a regulated investment company in compliance with (i) Subchapter M of the Code and regulations thereunder, or (ii) Section 817(h) of the Code and regulations thereunder, including,without limitation, any income taxes and related penalties, rescission charges, liability under state law to Participants asserting liability against FG-WL&A pursuant to the Contracts, the costs ofany ruling and closing agreement or other settlement with the IRS, and the cost of any substitution by FG-WL&A ofShares of another investment company or portfolio for those of any adversely affected Fund as a funding medium for each Account that FG-WL&A reasonably deems necessary or appropriate as a result of the noncompliance.

(c)	Neither AVIP nor AIM shall be liable under this Section 12.2 with respect to any losses, claims, damages, liabilities or actions to which an Indemnified Party would otherwise be subject by reason ofwillful misfeasance, bad faith, or gross negligence in the performance by that

Indemnified Party of its duties or by reason of such Indemnified Party's reckless disregard of its obligations and duties (i) under this Agreement, or (ii) to FG-WL&A, UNDERWRITER, each

Account or Participants.

(d)	Neither AVIP nor AIM shall be liable under this Section 12.2 with respect to any action against an Indemnified Party unless the Indemnified Party shall have notified AVIP and/or

AIM in writing within a reasonable time after the summons or other first legal process giving information ofthe nature of the action shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify AVIP or AIM of any such action shall not relieve AVIP or AIM from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this Section 12.2. Except as otherwise provided herein, in case any such action is brought against an Indemnified Party, AVIP and/or AIM will be entitled to participate, at its own expense, in the defense of such action and also shall be entitled to assume the defense thereof (which shall include, without limitation, the conduct of any ruling request and closing agreement or other settlement proceeding with the IRS), with counsel approved by the Indemnified Party named in the action, which approval shall not be unreasonably withheld. After notice from AVIP and/or AIM to such Indemnified Party of AVIP's or AIM's election to assume the defense thereof, the Indemnified

Party will cooperate fully with AVIP and AIM and shall bear the fees and expenses of any additional counsel retained by it, and AVIP and AIM will not be liable to such Indemnified Party under this

Agreement for any legal or other expenses subsequently incurred by such Indemnified Party independently in connection with the defense thereof, other than reasonable costs of investigation.

(e)	In no event shall AVIP or AIM be liable under the indemnification provisions contained in this Agreement to any individual or entity, including, without limitation, FG-WL&A or any other Participating Insurance Company or any Participant, with respect to any losses, claims,

damages, liabilities or expenses that arise out of or result from (i) a breach of any representation,

warranty, and/or covenant made by FG-WL&A or its designated affiliates hereunder or by any other

Participating Insurance Company under an agreement containing substantially similar representations, warranties and covenants; (ii) the failure by FG-WL&A or any other Participating

Insurance Company to maintain its segregated asset account (which invests in any Fund) as a legally and validly established segregated asset account under applicable state law and as a duly registered unit investment trust under the provisions of the 1940 Act (unless exempt therefrom); or (iii) the

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failure by FG-WL&A or any other Participating Insurance Company to maintain its variable annuity or life insurance contracts (with respect to which any Fund serves as an underlying funding vehicle) .

as annuity contracts or life insurance contracts under applicable provisions of the Code.

12.3	Effect of Notice

Any notice given by the indemnifying Party to an Indemnified Party referred to in Sections

12.1(c) or 12.2(d) above of participation in or control of any action by the indemnifying Party will in no event be deemed to be an admission by the indemnifying Party of liability, culpability or responsibility, and the indemnifying Party will remain free to contest liability with respect to the claim among the Parties or otherwise.

12.4	Successors

A successor QY law of any Party shall be entitled to the benefits of the indemnification contained in this Section 12.

Section 13. Applicable Law

This Agreement will be construed and the provisions hereof interpreted under and in accordance with Delaware law, without regard for that state's principles of conflict of laws.

Section 14. Execution in Counterparts

This Agreement may be executed simultaneously in two or more counterparts, each of which taken together will constitute one and the same instrument.

Section 15. Severability

If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder ofthis Agreement will not be affected thereby.

Section 16. Rights Cumulative

The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, that the Parties are entitled to under federal and state laws.

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Section 17. Headings

The Table of Contents and headings used in this Agreement are for purposes of reference only and shall not limit or define the meaning of the provisions of this Agreement.

Section 18. Confidentiality

AVIF acknowledges that the identities ofthe customers of FG-WL&A or any ofits affiliates

(collectively, the "FG-WL&A Protected Parties" for purposes of this Section 18), information maintained regarding those customers, and all computer programs and procedures or other information developed by the FG-WL&A Protected Parties or any of their employees or agents in connection with FG-WL&A's performance of its duties under this Agreement are the valuable property of the FG-WL&A Protected Parties. AVIF agrees that if it comes into possession of any list or compilation of the identities of or other information about the FG-WL&A Protected Parties'

customers, or any other information or property ofthe FG-WL&A Protected Parties, other than such information as maybe independently developed or compiled by AVIF from information supplied to it by the FG-WL&A Protected Parties' customers who also maintain accounts separate from those

Accounts registered by FG-WL&A directly with AVIF, AVIF will hold such information or property in confidence and refrain from using, disclosing or distributing any of such information or other property except: (a) with FG-WL&A's prior written consent; or (b) as required by law or judicial process. FG-WL&A acknowledges that the identities of the customers of AVIF or any of its affiliates (collectively, the "AVIF Protected Parties" for purposes of this Section 18), information maintained regarding those customers, and all computer programs and procedures or other information developed by the AVIF Protected Parties or any of their employees or agents in connection with AVIF's performance of its duties under this Agreement are the valuable property of the AVIF Protected Parties. FG-WL&A agrees that if it comes into possession of any list or compilation ofthe identities ofor other information about the AVIF Protected Parties' customers or any other information or property of the AVIF Protected Parties, other than such information as may be independently developed or compiled by FG-WL&Afrom information supplied to it by the AVIF

Protected Parties' customers who also maintain accounts directly with FG-WL&A, FG-WL&A will hold such information or property in confidence and refrain from using, disclosing or distributing any of such information or other property except: (a) with AVlF's prior written consent; or (b) as required by law or judicial process. Each party acknowledges that any breach of the agreements in this

Section 18 would result in immediate and irreparable harm to the other parties for which there would be no adequate remedy at law and agree that in the event of such a breach, the other parties will be entitled to equitable relief by way of temporary and permanent injunctions, as well as such other relief as any court of competent jurisdiction deems appropriate.

Section 19. Trademarks and Fund Names

(a)	Except as may otherwise be provided in a License Agreement among A I M

Management Group Inc., FG-WL&A or its designated affiliates, neither FG-WL&A nor its designated affiliates or any oftheir respective affiliates, shall use any trademark, trade name, service

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mark or logo of AVIP, AIM or any of their respective affiliates, or any variation of any such trademark, trade name, service mark or logo, without AVIP's or AIM's prior written consent, the granting ofwhich shall be at AVIP's or AIM's sole option.

(b)	Except as otherwise expressly provided in this Agreement, neither AVIP, its investment adviser, its principal underwriter, or any affiliates thereofshall use any trademark, trade name, service mark or logo of FG-WL&A or any of its affiliates, or any variation of any such trademark, trade name, service mark or logo, without

FG-WL&A's prior written consent, the granting of which shall be at FG-WL&A's sole option.

Section 20. Parties to Cooperate

Each party to this Agreement will cooperate with each other party and all appropriate governmental authorities (including, without limitation, the SEC, the NASD and state insurance regulators) and will permit each other and such authorities reasonable access to its books and records (including copies thereof) in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

Section 21. Amendments; Need For

No provision of this Agreement may be amended or modified in any manner except by mutual written agreement executed by all parties hereto. The Parties shall, from time to time, review this Agreement to determine the extent to which an amendment thereto may be necessary or appropriate to reflect changes in applicable law or regulation,

and shall cooperate in implementing any such amendment in a timely manner, it being understood and agreed to that no such amendment shall take effect except upon mutual written agreement of all Parties as stated above.

Section 22. Force Majeure

Each Party shall be excused from the performance ofany of its obligations to the other where such nonperformance is occasioned by any event beyond its control which shall include, without limitation, any applicable order, rule or regulation of any federal, state or local body, agency or instrumentality with jurisdiction, work stoppage, accident, natural disaster, war,

acts of terrorism or civil disorder, provided that the Party so excused shall use all reasonable efforts to minimize its nonperformance and overcome, remedy, cure orremove such event as soon as is reasonablypracticable, and such performance shall be excused only for so long as, in any given case, the force or circumstances making performance impossible shall exist.

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized officers signing below.

AIM VARIABLE INSURANCE FUNDS

Attest: /s/ Jim Coppedge_________________	By: /s/ Robert H. Graham______________

Name: Jim Coppedge____________________	Name: Robert H. Graham______________

Title: Assistant Secretary_________________	Title: President______________________

A I M DISTRIBUTORS, INC.

Attest: /s/ P. Michelle Grace______________	By: /s/ Gene L. Needles________________

Name: P. Michelle Grace_________________	Name: Gene L. Needles________________

Title: Assistant Secretary_________________	Title: President_______________________

FIRST GREAT-WEST LIFE & ANNUITY
INSURANCE COMPANY, as Underwriter
and on behalf of itself and its separate
accounts and its Affiliate

Attest: /s/ Ryan Logsdon_________________	By: /s/ Susan Giles___________________

Name: Ryan Logsdon____________________	Name: Susan Giles___________________

Title: Senior Associate Counsel____________	Title: Vice President__________________

SCHEDULE A

FUNDS AVAILABLE UNDER THE CONTRACTS

AIM V.I. Aggressive Growth Fund	AIM V.I. Money Market Fund
AIM V.1. Balanced Fund	AIM V.I. Premier Equity Fund
AIM V.I. Basic Value Fund	AIM V.I. Real Estate Fund
AIM V.I. Blue Chip Fund	AIM V.I. Small Cap Equity Fund
AIM V.1. Capital Appreciation Fund	INVESCO VIP - Core Equity Fund (name
AIM V.1. Capital Development Fund	will be changed to AIM V.1. Core Stock
AIM V.I. Core Equity Fund	Fund on October 15,2004)
AIM V.1. Dent Demographic Trends Fund	INVESCO VIP - Dynamics Fund (name
AIM V.I. Diversified Income Fund	will be changed to AIM V.1. Dynamics
AIM V.1. Government Securities Fund	Fund on October 15,2004)
AIM V.I. Growth Fund	INVESCO VIP - Financial Services Fund
AIM V.1. High Yield Fund	(name will be changed to AIM V.I.
AIM V.1. International Growth Fund	Financial Services Fund on October 15,
AIM V.I. Large Cap Growth Fund	2004)
AIM V.1. Mid Cap Core Equity Fund	INVESCO VIP - Health Sciences Fund
(name will be changed to AIM V.I. Health
Sciences Fund on October 15, 2004)
INVESCO VIP - Leisure Fund (name will
be changed to AIM V.I. Leisure Fund on
October 15, 2004)
INVESCO VIP - Small Company Growth
Fund (name will be changed to AIM V.I.
Small Company Growth Fund on October
15,2004)
INVESCO VIP - Technology Fund (name
will be changed to AIM V.I. Technology
Fund on October 15,2004)
INVESCO VIP - Total Return Fund
(name will be changed to AIM V.1. Total
Return Fund on October 15,2004)
INVESCO VIP - Utilities Fund (name
will be changed to AIM V.1. Utilities Fund
on October 15,2004)

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SEPARATE ACCOUNTS UTILIZING THE FUNDS

CONTRACTS	FORM NUMBERS

Charles Schwab & Co., Inc.	J434 NY

Schwab Variable Annuity

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SCHEDULE B

AIM's PRICING ERROR POLICIES

Determination of Materiality

In the event that AIM discovers an error in the calculation of the Fund's net asset value, the following policies will apply:

If the amount of the error is less than $.01 per share, it is considered immaterial and no adjustments are made.

If the amount of the error is $.01 per share or more, then the following thresholds are applied:

a.	If the amount of the difference in the erroneous net asset value and the correct net asset value is less than .5% of the correct net asset value, AIM will reimburse the affected Fund to the extent of any loss resulting from the error. No other adjustments shall be made.

b.	If the amount of the difference in the erroneous net asset value and the correct net asset value is .5% of the correct net asset value or greater, then AIM will determine the impact ofthe error to the affected Fund and shall reimburse such Fund (and/or FG-WL&A, as appropriate, such as in the event that the error was not discovered until after FG-WL&A processed transactions using the erroneous net asset value) to the extent of any loss resulting from the error. To the extent that an overstatement of net asset value per share is detected quickly and FG-WL&A has not mailed redemption checks to Participants,

FG-WL&A and AIM agree to examine the extent ofthe error to determine the feasibility of reprocessing such redemption transaction (for purposes ofreimbursing the Fund to the extent of any such overpayment). In no event shall FG-WL&A be liable to Participants for any such adjustments or underpayment amounts unless the error is due to FG-WL&A's own willful misfeasance, bad faith, or gross negligence. A pricing error within categories (a) or (b) above shall be deemed to be "materially incorrect" or constitute a "material error" for purposes of this Agreement.

Reprocessing Cost Reimbursement

To the extent a reprocessing of Participant transactions is required pursuant to paragraph (b), above, AIM shall reimburse

FG-WL&A for FG-WL&A's reprocessing costs in an amount not to exceed $1.00 per contract affected by $10 or more.

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SCHEDULE C

EXPENSE ALLOCATIONS

FG-WL&A	AVIFI AIM
preparing and filing the Account's registration statement	Preparing and filing the Fund's registration statement
text composition for Account prospectuses and supplements	text composition for Fund prospectuses and supplements
text alterations of prospectuses (Account) and supplements (Account)	text alterations of prospectuses (Fund) and supplements (Fund)
printing Account and Fund prospectuses and supplements	a camera ready Fund prospectus
text composition and printing Account SAIs	text composition and printing Fund SAIs
mailing and distributing Account SAIs to policy owners upon request by policy owners	mailing and distributing Fund SAIs to policy owners upon request by policy owners
mailing and distributing prospectuses (Account and Fund) and supplements (Account and Fund) to policy owners ofrecord as required by Federal Securities Laws and to prospective purchasers	text composition of annual and semi-annual reports (Fund)
text composition (Account), printing, mailing, and distributing annual and semi-annual reports for Account (Fund and Account as, applicable)
text composition, printing, mailing, distributing, and tabulation ofproxy statements and voting instruction solicitation materials to policy owners with respect to proxies related to the Account	text composition, printing, mailing, distributing and tabulation ofproxy statements and voting instruction solicitation materials to policy owners with respect to proxies related to the Fund

If required by G-WLA: preparation, printing and

distributing sales material and advertising relating to the Accounts, insofar as such materials relate to the Contracts and filing such materials with and obtaining approval from, the SEC, the NASD, any state insurance regulatory authority, and any other appropriate regulatory authority, to the extent required

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